Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent Events

In February 2025, the Group obtained a one-year short-term bank borrowing of RMB9.0 million (equivalent to US$1.3 million) from a commercial bank, bearing interest at a rate of 3.0% per annum. The bank borrowing was guaranteed by certain of our directors.

The Group has evaluated events subsequent to the balance sheet date of December 31, 2024 through the date of this annual report, and did not identify any other subsequent events with material financial impact on the Group’s consolidated financial statements other than that disclosed in above.